UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2011

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Old Slip, New York, NY, 10005
(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

FXCM Inc. (the “Company”) held its annual meeting of shareholders on June 15, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2011 (File No. 001-34986). There were 75,300,000 shares of common stock entitled to be voted and 48,783,306 shares present in person or by proxy, at the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Election of Directors

Each of the following nominees for director was elected to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. The final voting results are set forth below:

Dror (Drew) Niv	For	46,334,820
	Withheld	158,835
	Broker non-votes	-

David Sakhai	For	46,199,161
	Withheld	294,494
	Broker non-votes	-

William Ahdout	For	46,199,161
	Withheld	294,494
	Broker non-votes	-

James Brown	For	46,409,930
	Withheld	83,725
	Broker non-votes	-

Robin Davis	For	46,409,930
	Withheld	83,725
	Broker non-votes	-

Perry Fish	For	46,409,734
	Withheld	83,921
	Broker non-votes	-

Kenneth Grossman	For	46,198,657
	Withheld	294,998
	Broker non-votes	-

Eric LeGoff	For	46,409,230
	Withheld	84,425
	Broker non-votes	-

Arthur Gruen	For	46,409,830
	Withheld	83,825
	Broker non-votes	-

Ryan Silverman	For	45,906,902
	Withheld	586,753
	Broker non-votes	-

Eduard Yusupov	For	46,178,332
	Withheld	315,323
	Broker non-votes	-

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified. The final voting results are set forth below:

For	48,652,442
Against	130,864
Abstain	-
Broker non-votes	-

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation

The resolution to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers was approved. The final voting results are set forth below:

For	45,974,978
Against	145,107
Abstain	373,570
Broker non-votes	2,289,651

Proposal 4 – Non-Binding Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

The non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation paid to our named executive officers was voted in favor of having an annual shareholder vote to approve the compensation of the Company’s named executive officers. The final voting results are set forth below:

For 1 Year	45,279,181
For 2 Years	450,113
For 3 Years	740,994
Abstain	23,367

Disclosure Regarding Frequency of Advisory Vote on Executive Officer Compensation

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year.  In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include a non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

Date: June 16, 2011